R&D Spotlight: Budoprutug and the CD19 Opportunity MAY 5, 2026 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for Climb Bio; expectations regarding the therapeutic benefits, clinical potential and clinical development of budoprutug and CLYM116; the anticipated timelines for reporting initial data from Climb Bio’s ongoing and planned clinical trials of budoprutug and CLYM116; the anticipated timeline for initiating Climb Bio’s parallel clinical trial of budoprutug in patients with systemic lupus erythematosus (SLE) in China; the potential commercial opportunity and limited competitive landscape for budoprutug; the expected patient populations in primary membranous nephropathy (pMN), immune thrombocytopenia (ITP), and systemic lupus erythematosus (SLE); the expected benefits of budoprutug’s Fast Track Designation and Orphan Drug Designation in primary membranous nephropathy (pMN); the sufficiency of Climb Bio’s cash resources for the period anticipated; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. Climb Bio may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: the ability of Climb Bio to timely and successfully achieve or recognize the anticipated benefits of its technology transfer and exclusive license agreement with Beijing Mabworks Biotech Co., Ltd.; changes in applicable laws or regulation; the possibility that Climb Bio may be adversely affected by other economic, business and/or competitive factors; Climb Bio’s ability to advance budoprutug and CLYM116 on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from institutional review boards at clinical trial sites and independent data safety monitoring boards; replicating in clinical trials positive results found in early-stage clinical trials or nonclinical studies; competing successfully with other companies that are seeking to develop treatments for primary membranous nephropathy (pMN), immune thrombocytopenia (ITP), systemic lupus erythematosus (SLE), IgA nephropathy (IgAN) and other immune-mediated diseases; maintaining or protecting intellectual property rights related to budoprutug, CLYM116 and/or its other product candidates; the outcome of any legal proceedings or other disputes; managing expenses; and raising the substantial additional capital needed, on the timeline necessary, to continue development of budoprutug, CLYM116 and any other product candidates Climb Bio may develop. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Climb Bio’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Climb Bio’s most recent filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent Climb Bio’s views as of the date hereof and should not be relied upon as representing Climb Bio’s views as of any date subsequent to the date hereof. Climb Bio anticipates that subsequent events and developments will cause Climb Bio’s views to change. However, while Climb Bio may elect to update these forward-looking statements at some point in the future, Climb Bio specifically disclaims any obligation to do so, except as required by law.

Webcast Agenda Corporate Strategy & Budoprutug Opportunity Aoife Brennan, M.B., Ch.B. President and CEO, Climb Bio CD19: A Key Driver of B-Cell Mediated Autoimmune Disease David Jayne, M.D. Professor of Clinical Autoimmunity at the University of Cambridge Director of the Vasculitis and Lupus Service at Addenbrooke’s Hospital Budoprutug: A Differentiated CD19 mAb with Broad Autoimmune Potential Edgar Charles, M.D. Chief Medical Officer, Climb Bio Q&A session including Dr. Jayne and management

Developing differentiated, monoclonal antibody (mAb) therapeutics for immune-mediated diseases, including those affecting kidney health, with expansive commercial opportunities Leveraging clinically validated B cell targets, proven mAb modality, and indications with well-defined endpoints and established regulatory pathways Anticipating a data-rich 2026 with multiple clinical readouts across both clinical-stage programs Budoprutug - anti-CD19 mAb in development for pMN, ITP, and SLE; Fast Track and Orphan Drug Designations granted for pMN CLYM116 - anti-APRIL mAb in development for IgAN Well-resourced to advance clinical programs through meaningful value-driving milestones, with runway anticipated into 2028* Delivering Clinical Results and Advancing Development * Does not include the impact of proceeds from the April PIPE financing pMN = primary membranous nephropathy, ITP = immune thrombocytopenia, SLE = systemic lupus erythematosus, IgAN = IgA nephropathy Corporate Highlights

Initial Global Ph1b data Q4 ‘26 FPI China Ph1b Q2 ‘26 Pipeline of Highly Differentiated mAbs Anticipating initial readouts from all ongoing trials in 2026 Budoprutug SC and CLYM116 Phase 1 trials conducted in healthy volunteers (HV). *Climb Bio has worldwide rights outside Greater China (defined as mainland China, Hong Kong, Macau, and Taiwan); Partner: Beijing Mabworks Biotech Co., Ltd. APRIL = a proliferation-inducing ligand, IV = intravenous, FPI = first patient in, mAbs = monoclonal antibodies, PD = pharmacodynamic, PK = pharmacokinetic, SC = subcutaneous Budoprutug IV Anti-CD19 INDICATION(S) Systemic Lupus Erythematosus Immune Thrombocytopenia Autoimmune Disease CLYM116* Anti-APRIL IgA Nephropathy Budoprutug SC Anti-CD19 PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 IND-ENABLING Primary Membranous Nephropathy Initial Ph2 data Q4 ‘26 Initiate multiple dose patient study Initial PK/PD Ph1 HV data mid-year ‘26 STATUS & ANTICIPATED MILESTONES Initial Ph1b data June ‘26 Additional Ph1b data YE ‘26 Modeling/Ph1 HV safety June ‘26

CD19 mAb Targeting Remains a White Space

Low competitive intensity for an established modality translates into opportunity for budoprutug

CD19 Autoimmune Competitive Landscape[1]

B-Cell Depleting Approaches

3	>13	>18
Monoclonal Antibodies	T Cell Engagers	Cell Therapies

Rationale for a mAb Approach

- Established therapeutic class with understood safety profile and scalability
- Straightforward manufacturing and broad community access
- Targeted immunomodulation without lymphodepletion

Budoprutug Opportunity

Limited competition in CD19 mAb space relative to TCEs and cell therapies | Administration profile intended to support outpatient and community use | Potential to address multiple B-cell mediated autoimmune diseases

CLIMBBIO

mAb = monoclonal antibody; TCEs = T cell engagers

[1] ClinicalTrials.gov, April 2026; includes clinical stage programs and approved programs (inebilizumab)

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Opportunity for a CD19 B-Cell Depleting mAb is Significant

Inebilizumab's commercial success in rare neurological diseases supports the viability of a CD19 mAb approach

Inebilizumab Consensus Sales Estimates[1]



Global Net Revenue ($USD)
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR: ~50%
$61
$155
$244
$379
$655
$1,046
$1,458
$1,801
$2,122
$2,303
2021
2022
2023
2024
2025
2026E
2027E
2028E
2029E
2030E

NMOSD approval, Jun 2020; IgG4-RD approval, Apr 2025; gMG approval, Dec 2025

Significant potential opportunity for budoprutug in B-cell mediated diseases beyond inebilizumab's neuro focus

CLIMBBIO

gMG = generalized myasthenia gravis, IgG4-RD = immunoglobulin G4-related disease, mAb = monoclonal antibody, NMOSD = neuromyelitis optica spectrum disorder

[1] Wall Street estimates, April 2026

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Budoprutug Target Indications Represent a Robust Opportunity Set

Pursuing development in diseases with large addressable populations and significant unmet need

	EPIDEMIOLOGY (US)	UNMET NEED	BUDOPRUTUG OPPORTUNITY
Primary Membranous Nephropathy (pMN)	**~75,000** patients[1,2]	Progressive renal disease characterized by proteinuria, nephrotic syndrome and progressive loss of renal function[5] No approved therapies	Potential for long-term disease remission based on initial clinical data Fast Track Designation granted
Immune Thrombocytopenia (ITP)	**~85,000** patients[2,3]	Chronic bleeding disorder characterized by the destruction of platelets[6] Poor QoL, with majority of previously treated patients failing to achieve durable platelet response[6]	Potential to achieve durable response and disease remission in the previously treated population
Systemic Lupus Erythematosus (SLE)	**~240,000** patients[2,4]	Chronic autoimmune condition with severe disease manifestations that can affect virtually any organ system[7] Majority of patients fail to achieve disease control with existing treatments[7]	Potential for broad B-cell targeting and disease suppression with the safety and convenience of a mAb

CLIMBBIO

mAb = monoclonal antibody, QoL = quality of life

[1] McGrogan Nephrol Dial Transplant 2011, [2] U.S. Census Estimates 2020-2025, [3] Feudjo-Tepie 2008, [4] Izmirly Arthritis Rheumatol 2021, [5] Ronco JCM 2021, [6] Gafter-Gvili Eur J Int Med 2023, [7] Marinho Front Immunol 2023

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Targeting CD19 in autoimmunity David Jayne, M.D. University of Cambridge, UK Disclosures: Consultancy or lecture fees from Abbvie, Alentis, Amgen, Astra-Zeneca, Climb Bio, CSL Vifor, Fate, GSK, Novartis and Otsuka, and grants from CSL Vifor, GSK, Roche/Genentech and UCB

Functions of B cells in autoimmunity Develop into plasmablasts and plasma cells that generate pathogenic antibodies (e.g. pMN, ITP, SLE) Support T cell autoreactivity (e.g. RA, MS) Typically targeted by anti-CD20 monoclonal antibodies (e.g. rituximab, ocrelizumab) pMN = primary membranous nephropathy, ITP = immune thrombocytopenia, SLE = systemic lupus erythematosus, RA = rheumatoid arthritis, MS = multiple sclerosis Kidney biopsy of a patient with pMN IgG

Failure to remove circulating autoantibodies Incomplete removal of tissue resident B cells SLE: anti-DNA antibodies after rituximab SLE: B cells in the kidney drive poor prognosis Catapano F et al, Nephrol Dial Transpl 2010. Chang et al, J Immunol 2011 Only partial efficacy and high relapse rate Limitations with targeting CD20

Why target CD19 ? CD19 promotes the growth, activation, proliferation, and signaling of B lymphocytes CD19+ cells play an important role in the pathogenesis of autoimmune disorders CD19 has a broad distribution within B cell and plasma cell development

Zhang Z et al, Frontiers in Immunology (14) 2023 Rationale for Use of CD19 Strategies Unlike CD20, CD19 is expressed on pro-B cells, plasmablasts and many plasma cells

CD19 targets other pathogenic B cell subsets “Double-Negative” (DN) B Cells precursors of autoantibody-secreting cells expanded in autoimmune diseases like SLE Defined by: CD19+ IgD- CD27-CXCR5- CD24lo Yuzi L et al, Clin Exp Immunol 2023

Suan D et al, J Immunol 2025 Other key roles of CD19 in pathogenesis Autoantibody-secreting surface Ig+ CD20− CD19+ CD38+ plasma cells in rituximab-refractory autoimmune patients Clinical remission of rituximab-refractory autoimmune disease induced by anti-CD19 chimeric antigen receptor T cells CD19+ plasma cells are not short-lived plasmablasts Autoantigen-binding B cells and CD19+ plasma cells serve a critical role in perpetuating T cell activation in autoimmune disease

Ioanna Minopoulou et al, Ann Rheum Dis 2024 CD19 CAR-T in vasculitis: B and plasma cell depletion Combined CD19 CD20 CD138 Before CAR T After CAR T B cell compartment

Tissue depletion with anti-CD20 monoclonals Lymph node B cells after: Tur C et al, Ann Rheum Dis 2025 anti-CD19 CAR-T Post-CAR Rituximab Post-RTX Obinutuzumab Post-OBI HE CD19+

Conclusions Durable remissions are associated with a B cell reset and deep depletion of B cells and plasma cells Targeting CD19 rather than CD20 offers potential for more complete B cell depletion, which can potentially be achieved with a monoclonal antibody approach This is likely to be particularly important in removing pathogenic autoantibodies, which is relevant for the treatment of many autoimmune diseases

Budoprutug: A Differentiated CD19 mAb with Broad Autoimmune Potential

CD19 is Emerging as a Preferred Pan-B-Cell Target

Broad B-cell expression profile with potential for achieving deeper and more durable B-cell depletion

CD19 plays a mechanistic role across all stages of B-cell development, providing potential for profound and durable depletion of B cells and pathogenic autoantibodies[1]



CLP
Pre-pro B cell
Immature B cell
Naive B cell
GC B cell
Memory B cell
Short-lived plasmablast
CD19+ plasma cell
CD19+ plasma cell
CD19- plasma cell
Bone marrow
Blood, lymphoid organs, tissues
Bone marrow
Legend
CD19
CD38
CD20
CD19 depletion
CD38 depletion
CD20 depletion

- Naked mAbs targeting CD20 have been shown to deplete B cells in tissue[2]
- Deeper depletion may be achieved by targeting CD19

CLIMBBIO

CLP = common lymphoid progenitor, GC = germinal center, mAbs = monoclonal antibodies
[1] Adapted from Suan J Immunol 2025, [2] Tur Annals Rheum Dis 2024

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Budoprutug is a Highly Potent, Fc-Enhanced Anti-CD19 mAb Designed for optimal biological activity, with potential for both IV and subcutaneous administration ADCC = antibody-dependent cellular cytotoxicity, IV = intravenous, mAb = monoclonal antibody, pM = picomolar 18 pM precisely-tuned, low-fucosylated Fc region increases potency vs wild-type Fc STRONG TARGET BINDING ENHANCED B CELL DEPLETION KEY FEATURES binding affinity to CD19 counters low antigen density 100x ADCC ≥175 mg/mL SUBCUTANEOUS DOSING POTENTIAL High concentration formulation with low viscosity

Budoprutug Has the Potential to Deliver Deep B-Cell Depletion Budoprutug demonstrated depletion of tissue-resident B cells in a human CD19 transgenic mouse model Company data on file. huCD19 transgenic C57BL/6J mice treated with budoprutug IV or Vehicle IV QW x 4. B-cell measurements taken at sacrifice 7-8 days post-last dose of budoprutug Lymph Node Bone Marrow Data expressed as % of CD45+ live cells, mean (SEM) Vehicle 0.1 mg/kg 1 mg/kg 10 mg/kg 100 mg/kg Vehicle 0.1 mg/kg 1 mg/kg 10 mg/kg 100 mg/kg 20 15 10 5 0 %B220+CD20+ 6 0 2 4 %B220+CD20+

AEs = adverse events, DLTs = dose limiting toxicities, LLOD = lower limit of detection, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy, SAEs = serious adverse events, UPCR = urine protein creatinine ratio 1 Cortazar ASN 2024, 2 Cortazar ASN 2025; Phase 1b pMN: budoprutug (100-200 mg) administered in two IV infusions, 14 days apart, at Wk 0 and Wk 24 Rapid and complete circulating B cell depletion observed in 100% (5/5) patients at doses of 100-200 mg Sustained reductions out to 1 year + after two dose cycles Anti-PLA2R antibody negativity achieved in 100% (3/3) evaluable patients All patients achieved complete (3/5) or partial (2/5) clinical remission by Week 48 Long-term control up to 3 years after initial dosing observed in 4 patients who received up to 4 doses2 No deaths, no drug-related SAEs, no discontinuations due to AEs, no DLTs Clinical Proof-of-Concept Demonstrated in Pilot Study in pMN Budoprutug administration resulted in durable B-cell depletion, serologic remission, and clinical remission (as measured by proteinuria) Anti-PLA2R Autoantibodies (RU/mL) 14 19.6 5.9 UPCR (g/g) 0.3 0.98 0.14 0.325 0.09 0.11 CD20+ cell count (cells/µL) NEGATIVE COMPLETE REMISSION LLOD 5.02 Week Week Week anti-PLA2R1 Proteinuria1 B Cells1

Developing Budoprutug Across Multiple Diseases Pursuing development in lead indications with high unmet need and clear B-cell driven pathology Primary Membranous Nephropathy (pMN) Progressive IgG4-mediated renal disease with clear pathophysiology support targeting of CD19-expressing B cells, with demonstrated clinical proof of concept Phase 1b completed Phase 2 ongoing Chronic disorder, affecting a single organ (blood cells), for which B-cell depletion has demonstrated clinical proof of concept Immune Thrombocytopenia (ITP) Phase 1b/2a ongoing Chronic, multi-organ autoimmune condition with early clinical validation for CD19 via other modalities Systemic Lupus Erythematosus (SLE) Global Phase 1b ongoing China Phase 1b in start-up Ongoing Studies Designed to Answer Key Clinical Questions Ability to achieve deep B-cell depletion ● Optimal dose in renal and non-renal indications ● Potential for long-term disease control

Seferiana Living with primary membranous nephropathy

pMN is a Progressive Renal Disease With Poor Outcomes Patients with uncontrolled pMN suffer from kidney failure and other comorbidities pMN = primary membranous nephropathy 1 Adapted from Nazareth J Mang Care Spec Pharm 2019, 2 Adapted from Troyanov Kid Intl 2004 Goal is to induce complete remission to prevent declining kidney function and eventual kidney failure2 Patients with uncontrolled disease suffer from major comorbidities1 (% patients experiencing complication over 1 year period, n=2,689) NR PR CR 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0 Survival free from renal failure P<0.001 NR<PR<CR Years 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 No Remission (NR) Partial Remission (PR) Complete Remission (CR)

Clear Pathophysiology Supporting Targeting of CD19 in pMN

Pathogenic antibodies are IgG4 isotype and are secreted by CD19+ B cells



Podocyte
Vesicle
PLA2R
Slit Diaphragm
Cytoskeleton
GBM
Endothelium
Capillary Lumen
Protein
Anti-PLA2R Antibody
Disruption and degradation of cytoskeleton
Loss of Slit Diaphragm
Immune Deposit
Complement activation
Proteinuria
Loss of Slit Diaphragm
Formation of new matrix
Thickened GBM

- B cells secrete anti-PLA2R antibodies that bind PLA2R on podocytes, forming subepithelial immune complexes.
- This leads to complement-mediated podocyte injury, disruption of the glomerular filtration barrier, proteinuria, and the development of nephrotic syndrome
- Plasmablasts and plasma cells are the source of the pathogenic autoantibodies
- Disappearance of pathogenic antibodies precedes clinical remission
- Rituximab MENTOR trial established B-cell depletion as a therapeutic option in pMN

CLIMBBIO

GBM = glomerular basement membrane, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy
Adapted from Ronco Nature Rev Disease Primers 2021, MENTOR: Fervenza NEJM 2019

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Anti-PLA2R is a Predictive and Prognostic Biomarker in pMN Immunologic recovery precedes proteinuria resolution; titer has been associated with long-term risk of disease progression Abs = antibodies, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy 1 Adapted from Lener KI 2021, 2 Adapted from Kanigcherla KI 2013 Anti-PLA2R titer associated with risk of kidney disease progression2 Anti-PLA2R reflects active autoimmune disease; immunologic recovery precedes resolution of proteinuria1 Severity Time (months-years) Podocyte damage Proteinuria resulting from podocyte injury Slowly resolving proteinuria in absence of autoimmune activity (clinical recovery and clinical remission) Onset of autoimmune disease activity Appearance of serum anti-PLA2R Abs ‘Kidney as sink’ 3 2 4 5 1 Doubling of serum creatinine - free Time from sample (years) P<0.001 Low Mid High 0 1 2 3 4 5 0.5 0.6 0.7 0.8 0.9 1.0

No Approved Therapies for pMN, Unmet Need Remains High

KDIGO Guideline recommends off-label use of rituximab or CNIs, but remission rates are low, highlighting the need for disease-modifying therapies that deliver complete remission of proteinuria

KDIGO Guideline recommends treatment with rituximab, cyclophosphamide or CNI-based therapy based on risk estimate[1]

	PRESENTATION	TREATMENT
Low Risk →	• Normal eGFR • Asymptomatic proteinuria or improvement seen in last 6-12 months	→ • Wait and see with supportive care
Moderate Risk →	• Normal eGFR • Symptomatic proteinuria with no improvement in last 6-12 months • Not fulfilling high risk criteria	→ • Wait and see or • Rituximab or • CNI
High Risk →	• Elevated serum creatinine for >6 months • Proteinuria decrease <50% in 6 months **AND** at least one of the following: • Significant proteinuria >6 months, reduced eGFR, moderate PLA2R Ab or urine protein excretion	→ • Rituximab or • CNI + rituximab or • Cyclophosphamide + prednisolone
Very High Risk →	• Life threatening nephrotic syndrome • High PLA2R antibody levels • Low rate of response to rituximab	→ • Cyclophosphamide + prednisolone

MENTOR demonstrated benefit of rituximab vs. CNI, but only 35% patients achieved CR at 2 years[2]

	Complete Remission (CR) Rate	
	1 year	**2 years**
Rituximab	14%	35%
CNI	1.5%	0%

CLIMBBIO

Ab = antibody, eGFR = estimated glomerular filtration rate, KDIGO = Kidney Disease Improving Global Outcomes, CNI = calcineurin inhibitor, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy [1] Adapted from KDIGO 2021 Guideline for the Management of Glomerular Diseases, [2] Fervenza NEJM 2019

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Large Addressable Patient Population in pMN

Majority of patients who do not achieve spontaneous remission will require treatment to prevent risk of progressive loss of kidney function

pMN Adult Diagnosed Prevalence:

~75,000 [1,2]

~33%[3] → **Spontaneous Remission**

(Low, Moderate Risk)

~25,000

~66%[3] → **Patients At Risk for Progressive Loss of Kidney Function**

(Moderate, High, Very High Risk)

~50,000

KDIGO Recommendation[4]

Immunosuppressive therapy should be considered in patients:

- with elevated anti-PLA2R and proteinuria >3.5 g/d at diagnosis
- for those who fail to reduce proteinuria <3.5 g after 6 months of supportive care

PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy

[1] McGrogan Nephrol Dial Transplant 2011; ~1 per 100,000, [2] U.S. Census Estimates 2020-2025; assumes 28-year duration of pMN, [3] Crouser CJASN 2017, [4] KIDGO 2021 Guideline for the Management of Glomerular Diseases

CLIMBBIO

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Budoprutug Has a Highly Competitive Profile in pMN

High serologic remission (anti-PLA2R negativity) and complete clinical remission rates support a potentially strong and differentiated clinical profile

	Budoprutug (based on completed pMN Ph1b)	Rituximab	Obinutuzimab	Povetacicept	Felzartamab
Target	CD19	CD20	CD20	BAFF/APRIL	CD38
Serologic remission (anti-PLA2R negativity)	✓ **100%** (3/3)[1]	64–95%[2] (titer decrease)	90-92%[6-7]	100% (4/4)[9]	23% (6/26)[10]
Complete or partial clinical remission	✓ **100%** (5/5)[1]	60% (39/65)[2]	85% (50/59) to 95% (20/21)[6-7]	100% (5/5)[9]	35% (9/26)[10]
Complete remission	✓ **60%** (3/5)[1] *UPCR ≤0.3 g/g*	14-41%[2-5] *UPCR ≤0.3 g/g*	29-38%[6-8] *UPCR ≤0.3 g/g*	40% (2/5)[9] *UPCR <0.5 g/g*	0% (0/26)[10] *UPCR <0.5 g/g*
Dosing	✓ 2 IV doses administered 14 days apart, then q6m	2 x 1000 mg IV doses administered 7 days apart, then q6m	2 x 1000 mg IV doses administered 14 days apart, then q6m	80 mg SC every 4 weeks	9 IV doses over 6 months

Table above reflects cross-trial comparisons and not data from head-to-head studies; differences exist between trial designs and participant characteristics and caution should be exercised when comparing data across trials.

Note: To date, there are no FDA-approved therapies for pMN

IV = intravenous, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy, q6m = every 6 months, SC = subcutaneous. Serologic remission defined as <14 RU/mL, complete remission defined as UPCR ≤0.3 g/g for budoprutug, rituximab, obinutuzimab and UPCR <0.5 g/g for povetacicept and felzartamab, partial remission defined as UPCR between <3.5 g/g and ≥50% reduction from baseline. [1] Cortazar ASN 2024, [2] Fervenza NEJM 2019 - immunological remission not reported, [3] Fervenza Kid Int 2008, [4] Fervenza CJASN 2010, [5] Roccatello Autoimmun Rev 2016, [6] Hu CJASN 2024, [7] Su KI Reports 2024, [8] Lin Kid Med 2024, [9] Madan KI Reports 2025, [10] Rovin KI Reports 2024

CLIMBBIO

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PrisMN: Budoprutug Phase 2 pMN Study

PrisMN
A NEW LENS ON PMN

Global, open-label, dose escalation study enrolling patients with moderate to severe pMN

Dose escalation starts at previous Phase 1b dose and escalates to 1000 mg

OPEN-LABEL, DOSE ESCALATION STUDY N = 45

15 patients per cohort, enrolled sequentially

1000 mg
600 mg
200 mg

Population

- 18-70 years of age
- Confirmed diagnosis of pMN, no secondary causes of MN
- UPCR ≥ 2.0 g/g
- PLA2R antibody positive
- Adequate trial of ACEi/ARB, with stable dose for ≥ 4 weeks
- eGFR ≥ 35 mL/min/1.73m^2
- ≥ 6 months since any prior B cell depleting agent

Global footprint - ~45 sites across 8 countries



- USA
- Argentina
- Brazil
- Chile
- China
- Georgia
- Taiwan
- Ukraine

NCT07096843

ACEi = angiotensin converting enzyme inhibitor, ARB = angiotensin receptor blocker, eGFR = estimated glomerular filtration rate, MN = membranous nephropathy, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy, UPCR = urine protein creatinine ratio

CLIMBBIO

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PrisMN: Budoprutug Phase 2 pMN Study Biomarker endpoints provide potential to rapidly identify a Phase 3 dose NCT07096843 eGFR = estimated glomerular filtration rate, Ig = immunoglobulin, IV = intravenous, LTFU = long term follow-up, PD = pharmacodynamic, PK = pharmacokinetic, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy, UPCR = urine protein creatinine ratio TREATMENT PERIOD LTFU Week 0 Week 48 Week 24 Week 36 = Budoprutug IV (2 doses, 14 days apart at Week 0 and Week 24) Primary Objective Safety and tolerability Secondary Objectives Preliminary PK and PK/PD PD markers (B cells, anti-PLA2R, total Ig) Preliminary efficacy: complete and partial remission at week 48 (UPCR and eGFR) Biomarker data will drive Phase 3 dose identification, while long-term follow-up will evaluate potential for disease remission Initial B-cell depletion and anti-PLA2R data from the low dose cohort (200mg at 12-24 weeks) anticipated Q4 2026

John Living with immune thrombocytopenia

ITP is a Chronic Bleeding Disorder with Multiple Comorbidities Autoantibody-mediated disease characterized by low platelet counts, leading to bruising, bleeding episodes, hemorrhage, and fatigue ITP = immune thrombocytopenia , QoL = quality of life 1 Adapted from Cooper ‘Perceptions’ AJH 2020, 2 Michel Eur J Haematol 2009, 3 Lawrie Br J Haematol 2023, 4 Kuter ASH 2024, 5 Cooper ‘HRQoL’ AJH 2020 Patient report of ITP symptoms at diagnosis1 (I-WISh Survey, n=1,507) Patients reporting sign/symptom as severe (%) 20 70 60 50 40 30 20 10 0 Patients reporting sign/symptom (%) 40 60 80 100 Petechiae Bruising Fatigue Epistaxis Hematoma Dizziness Blood in urine/stool Extra bleeding during surgery Thrombosis Headaches Depression Menorrhagia Anxiety Bleeding gums Bleeding cuts Typically diagnosed ~55 yrs, increased incidence with age2,3 High clinical burden, driven by steroid dependence and bleeding‑related hospitalizations4 Patients experience easy bruising, fatigue, functional limitations, and emotional impact5 Physicians prioritize bleeding prevention, QoL improvement, and normalization of platelet counts1

Anti-CD19 is a Potentially Disease Modifying Approach in ITP Targeting CD19 has potential to eliminate pathogenic, autoantibody-producing B cells, which are a critical disease driver in ITP ITP = immune thrombocytopenia Adapted from Lopez Blood Reviews 2025 B cells secrete anti-platelet autoantibodies which bind to platelets and mark them for destruction by macrophages Autoantibodies also bind megakaryocytes, impairing platelet production Rituximab established B-cell depletion as a therapeutic option in ITP

Potential for Sustained Elimination of Pathogenic B Cells with CD19

Broader expression of CD19 across B cell lineage may overcome limitations of anti-CD20 therapies

- B cell targeting via CD20 (rituximab) has demonstrated benefit in ITP, however up to 80% **fail rituximab**, **likely due to** the presence of **CD19+/CD20- B cells**[1-3]
- **Anti-CD20 mAbs do not eliminate plasmablasts or plasma cells**, which continue to drive anti-platelet antibody production, while **CD19 is expressed on plasmablasts and certain plasma cells**[2]

$CD19^+/CD20^-$ plasma cells expand within B cell niches post anti-CD20 treatment[1]



74.9%
100
10
1
% plasma cells in spleen
1.2%
2.4%
Normal
pre-rituximab
post-rituximab

CLIMBBIO

ITP = immune thrombocytopenia, mAbs = monoclonal antibodies
[1] Adapted from Mahevas J Clin Invest 2013, [2] Crickx Kidney Intl 2020, [3] Lucchini Haematologica 2019

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ITP Remains Poorly Controlled After Steroid Failure

Limited effective options, with a need for therapies that deliver durable platelet responses with improved safety and lower treatment burden

Corticosteroids remain first line, followed by TPO-RAs or off-label rituximab[1]; SYK/BTK typically used after second line failure[2]



Newly Diagnosed ITP
Watch & Wait
Treatment Required
ASH 2019 Guidelines[1]
Initial therapy: Corticosteroids
Steroid-dependent or unresponsive
TPO-RA, rituximab, or splenectomy
Treatment failure
RW Treatment Practice[2]
fostamatinib, rilzabrutinib, or rituximab (if not already used)

Durable responses remain low (~20%), with meaningful gaps in safety and treatment burden

	Fostamatinib[3] *Approved in 2018*	**Rilzabrutinib[4]** *Approved in 2025*
MOA	SYK inhibitor	BTK inhibitor
Platelet Response	37-48%	64%
Durable Response	16-18%	23%
Warnings	Hypertension Hepatotoxicity Diarrhea Neutropenia	Hepatoxicity
Dosing	Oral, BID	Oral, BID

Study duration: 24 weeks; Definitions of platelet response and durable response varied across studies

Fostamatinib prior therapy: 94% corticosteroids, 53% immunoglobulins, 48% TPO-RAs

Rilzabrutinib prior therapy: 96% corticosteroids, 55% immunoglobulins, 69% TPO-RAs, 35% rituximab

CLIMBBIO

ASH = American Society of Hematology, BID = twice daily, BTK = Bruton's tyrosine kinase, ITP = immune thrombocytopenia, MOA = mechanism of action, RW = real world, SYK = spleen tyrosine kinase, TPO-RAs = thrombopoietin receptor agonists

[1] ASH 2019 Guidelines for ITP (Neunert Blood Advances 2019), [2] Climb Market Research 2026, [3] fostamatinib prescribing information, [4] rilzabrutinib prescribing information

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Significant Opportunity for a Disease Modifying Approach in ITP

Chronic ITP patients often cycle through multiple therapies to maintain platelet control

~85,000 Diagnosed Adults with Primary ITP [1,2] (23.6 per 100 K)

~80-85% Require Initial Therapy[3,4]

~70,000 Require Initial Therapy (corticosteroids)

~50-55% Become Dependent/Resistant[3,4]

~35,000 Escalate to Second Line Therapy

~45% Experience Treatment Failure[3,4]

~17,000 Patients in 3L+ Chronic ITP

40-50%
of patients require chronic therapy

~20%
progress to 3L+ disease, representing the highest unmet need

Later-line ITP represents a high-value opportunity for disease-modifying therapies

3L = third line, ITP = immune thrombocytopenia

[1] Feudjo-Tepie 2008, [2] U.S. Census Estimates 2020-2025, [3] Moulis Haematol 2025, [4] Climb Market Research 2026

CLIMBBIO

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39

Budoprutug Phase 1b/2a ITP Trial Multi-center, open-label, dose escalation study enrolling previously treated patients with ITP NCT07043946 ITP = immune thrombocytopenia Evaluation of 3 doses, ranging from 250-1000 mg 500 mg, n=9 1000 mg, n=9 250 mg, n=6 OPEN-LABEL, DOSE ESCALATION STUDY Up to 9 patients per cohort, enrolled sequentially Recruitment ongoing in 20 sites across 5 countries Bulgaria Greece Serbia Spain Ukraine Population ≥ 18 years of age Insufficient response to 1 or more prior therapies Platelet count < 30,000/µL; confirmed on 2 occasions ≥ 24 weeks since any prior B-cell depleting agent

Budoprutug Phase 1b/2a ITP Trial Designed to define dose and establish depth and duration of B-cell depletion and platelet response NCT07043946 ITP = immune thrombocytopenia, IV = intravenous, LTFU = long term follow-up Primary Objective Safety and tolerability Secondary Objectives Pharmacokinetic profile Effects on B-cell depletion (pharmacodynamic response) Effects on platelet counts (ITP clinical response) Platelet response will be assessed during the treatment period, and long-term follow-up will evaluate potential for disease remission TREATMENT PERIOD Week 0 Week 36 Week 12 Week 48 Week 24 LTFU = Budoprutug IV (2 doses, 14 days apart at Week 0 and Week 24) Initial B-cell depletion and platelet data from the low dose cohort (250mg at 24 weeks) anticipated June 2026 Additional data expected by year end

Marisa Living with systemic lupus erythematosus

Strong Rationale for Anti-CD19 mAb in SLE

CD19 mAb approach could provide optimal profile of disease control, safety, and broad patient accessibility

B-cell targeting has promise

Anti-BAFF mAb approved for SLE/LN[1], anti-CD20 Ab approved for LN[2], and rituximab used off-label[3]	***but*** **up to 55% of patients still fail to achieve disease control**

Likely reasons for anti-CD20 treatment failure are addressable with CD19 targeting

- Persistence of CD19+ self-reactive B-cell subsets
- Continued production of pathogenic autoantibodies by plasmablasts
- Rapid recovery of pathogenic B-cell subsets

CD19 CAR Ts demonstrate strong efficacy

8/8 SLE patients treated with anti-CD19 CAR T-cells achieved disease remission by 6 months[4]	***but*** **have significant risks and access challenges**

mAb approach can overcome key CAR T-cell challenges

- Low risk of CRS and ICANS, no lymphodepletion required
- Long treatment interval with the ability to easily retreat as needed
- Administered in the community setting

CLIMBBIO

BAFF = B-cell activating factor, CAR = chimeric antigen receptor, CRS = cytokine release syndrome; ICANS = immune effector cell associated neurotoxicity syndrome, LN = lupus nephritis, mAb = monoclonal antibody, SLE = systemic lupus erythematosus

[1] belimumab prescribing information, [2] obinutuzumab prescribing information, [3] Scherlinger Annals Rheumatic Diseases 2019, [4] Müller NEJM 2024

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Parallel Global and China SLE Studies

Designed to assess B-cell depletion and kinetics of re-repopulation of B-cell subsets

Global Phase 1b Study

Enrolling adults with seropositive SLE; SLEDAI ≥ 8; refractory to adequate trials of at least 2 therapies

● = Budoprutug IV Day 1

TREATMENT PERIOD | LTFU

Week 0 | Week 24

SINGLE ASCENDING DOSE COHORTS, N ~30

Up to 6 patients per cohort enrolled sequentially

- 200 mg
- 100 mg
- 30 mg
- 10 mg

Subtherapeutic doses (30 mg, 10 mg)

China Phase 1b/2a Study

Enrolling adults with seropositive SLE; SLEDAI ≥ 6; refractory to adequate trial of at least 1 therapy

● = Budoprutug IV Day 1 and Day 15

TREATMENT PERIOD | LTFU

Week 0 | Week 28

DOSE ESCALATION, N ~18

Up to 6 patients per cohort enrolled sequentially

- 600 mg
- 300 mg
- 100 mg

DOSE EXPANSION, N ~12

Up to 12 patients at dose identified in escalation period

Dose selected; administered as 2 doses, 14 days apart

Initial data from low dose cohorts in the Global Study anticipated in Q4, with FPI in China Study on track for Q2

CLIMBBIO

Global study: NCT07011043 China study: NCT07564596

FPI = first patient in, IV = intravenous, LTFU = long term follow-up, SLE = systemic lupus erythematosus, SLEDAI = SLE disease activity index

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Budoprutug – Subcutaneous (SC) Formulation

Budoprutug SC Formulation Phase 1 Trial Completed NCT07090655 HV = healthy volunteers, IV = intravenous, SC = subcutaneous Follow-up continued for subjects whose B cell count was not above 50% of baseline or above lower limit of normal by week 8 Day 1 = Budoprutug SC or IV, Day 1 INPATIENT Week 8 Day 4 FOLLOW-UP SINGLE ASCENDING DOSE COHORTS 8 subjects per SC cohort (6 budoprutug: 2 placebo) 14 subjects in the IV cohort (12 budoprutug: 2 placebo) Cohort 1: 3 mg SC Cohort 2: 6 mg SC Cohort 3: 6 mg IV (matched dose) Low doses of budoprutug were chosen to achieve non-complete (~50%) peripheral B cell depletion in HV Evaluation of pharmacodynamic effects of budoprutug SC and IV in healthy volunteers

AUC = area under the curve, HV = healthy volunteers, IV = intravenous, SC = subcutaneous Company data on file Budoprutug SC administration demonstrated ~80% B-cell depletion; similar magnitude and time course of depletion between SC and IV Robust B-cell Depletion Observed with Budoprutug SC in HV Budoprutug SC was well-tolerated; safety profile consistent between SC and IV 6 mg 6 mg 3 mg Placebo SC IV 6 mg 6 mg 3 mg Placebo SC IV

Budoprutug SC: Future Direction Data in NHPs and healthy volunteers support continued development of SC formulation, with plans to advance to a study in patients to confirm dose and regimen PD = pharmacodynamic, NHPs = nonhuman primates, SC = subcutaneous Healthy Volunteers (low dose) Next Steps Nonhuman Primates Data confirmed bioavailability and demonstrated favorable safety/ tolerability Evaluation of SC formulation at a full B-cell depleting dose regimen in patients with autoimmune diseases Robust PD effects support continued clinical development

Laying the Foundation for Budoprutug's Long-Term Potential

Emerging data will further inform safety and the ability to achieve deep B-cell depletion, the optimal dose in renal and non-renal indications, and the potential for long-term disease control

Range of budoprutug doses assessed across studies will inform dose selection for future trials

Dose	pMN	ITP	GL SLE	CH SLE
10 mg			◆	
30 mg			◆	
100 mg			◆	◆
200 mg	◆		◆	
250 mg		◆		
300 mg				◆
500 mg		◆		
600 mg	◆			◆
1000 mg	◆	◆		

Anticipated 2026 Data Readouts

✓ SC data in healthy volunteers
- ITP, B cell & platelets, low dose – June
- pMN, B cell & PLA2R, low dose – Q4
- Global SLE, B cell & Ab, low doses – Q4
- ITP, additional data – YE

Anticipated Study Milestones & Next Steps

- China SLE – FPI Q2 '26
- SC – Initiate multiple dose patient study

CLIMBBIO

Ab = antibody, CH = China, FPI = first patient in, GL = global, ITP = immune thrombocytopenia, PLA2R = phospholipase A2 receptor, pMN = primary membranous nephropathy, SC = subcutaneous, SLE = systemic lupus erythematosus

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ITP = immune thrombocytopenia; mAb = monoclonal antibody, pMN = primary membranous nephropathy, SLE = systemic lupus erythematosus Meaningful Near-Term Milestones Upcoming data expected to define dose, durability, and clinical profile for budoprutug Market White Space CD19 monoclonal antibodies remain underrepresented in immune-mediated diseases, creating a compelling opportunity for leadership Core Indications Informed by Biology and Market Opportunity Targeting pMN, ITP, and SLE, diseases united by B-cell pathology and high unmet medical needs Validated CD19 Target CD19 is broadly expressed across the B-cell lineage, including early B cells and antibody-producing cells—populations not fully addressed by an anti-CD20 approach Monoclonal Antibody Design Potential to combine potency with the scalability and clinical familiarity characteristic of monoclonal antibodies Budoprutug: A Differentiated CD19 mAb with Expansive Potential

Q&A Session Aoife Brennan, M.B., Ch.B. President and CEO, Climb Bio David Jayne, M.D. Professor, University of Cambridge Edgar Charles, M.D. Chief Medical Officer, Climb Bio Perrin Wilson, Ph.D. Chief Business Officer, Climb Bio Susan Altschuller, Ph.D., MBA Chief Financial Officer, Climb Bio